UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2010

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000 (Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     The Company issued the attached press release dated December 10, 2010 announcing new orders and preliminary unaudited financial results for its fiscal first quarter. A copy of the press release is attached as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As previously reported on our Form 8-K filed November 16, 2010, effective December 1, 2010, the Company restored 50% of the annual base compensation reductions for its executive officers, other than the Chief Executive Officer, that were implemented March 1, 2009. A copy of the form of amendment that the Company will enter into with executives who have formal employment contracts with the Company, other than the Chief Executive Officer and Alejandro Centurion (whose arrangements are further described below), is attached as Exhibit 10.1.
     As also reported on our Form 8-K filed November 16, 2010, effective December 1, 2010 the Company restored 3.5% of the annual base compensation for William A. Furman, President and Chief Executive Officer of the Company. A copy of the Amendment to Employment Agreement the Company entered into with Mr. Furman is attached as Exhibit 10.2.
     On December 10, 2010 the Compensation Committee of the Board of Directors approved an increase to the annual base salary for Alejandro Centurion, Senior Vice President, North American Manufacturing Operations, to $325,000, effective December 1, 2010. Mr. Centurion, a named executive officer of the Company, will be taking on additional operating responsibilities for the Company. This salary increase supersedes the annual base compensation adjustment previously reported on our Form 8-K filed November 16, 2010, and is contingent upon execution by the parties of an amendment to the Employment Agreement between the Company and Mr. Centurion dated as of April 6, 2006. A copy of the form of proposed amendment that the Company intends to enter into with Mr. Centurion is attached as Exhibit 10.3.

Item 8.01	Other Events.
     The Company issued the attached press release dated December 10, 2010 announcing new orders and preliminary unaudited financial results for its fiscal first quarter. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Form of employment agreement amendment for executive officers.

10.2	Employment agreement amendment for William A. Furman dated effective as of December 1, 2010.

10.3	Form of employment agreement amendment for Alejandro Centurion.

10.4	Consulting Agreement dated as of March 31, 2005 between Greenbrier Leasing Corporation and C. Bruce Ward, as amended as of January 1, 2007.

99.1	Press Release dated December 10, 2010 of The Greenbrier Companies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: December 10, 2010	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum,
Executive Vice President and Chief Financial Officer (Principal Financial Officer)